UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 12/31

Date of reporting period:    12/31/13

Item 1.  Reports to Stockholders.

AVATAR FUNDS
ANNUAL REPORT

Avatar Absolute Return Fund
Avatar Capital Preservation Fund
Avatar Global Opportunities Fund
Avatar Tactical Multi-Asset Income Fund

December 31, 2013

1-800-447-9226

www.avatarinvmgmt.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Avatar Absolute Return Fund

Annual Shareholder Report – December 31, 2013

				Since 3/1/13
	1 Month	3 Months	6 Months	Inception
Fund Performance	0.54%	0.95%	2.58%	-1.59%
Barclays Capital US Treasury 1-3 Years	-0.14%	0.06%	0.35%	0.26%
Fund performance referenced in the above table is that of Class I shares.

During the year, the fund was invested in a manner consistent with its investment strategy as detailed in the Fund’s prospectus.

Fund exposure was as follows during the second half of the year:

	6/30/13	9/30/13	12/31/13
Equity
Sector ETFs	10%	6%	6%
Broad Market ETFs	0%	5%	0%
Total Equities	10%	11%	6%

Fixed income
Treasuries (Including Inverse)	5%	44%	32%
Corporate Credits	42%	32%	25%
Emerging Market Bonds	9%	0%	0%
Inflation Protected Securities	7%	0%	0%
Other	2%	0%	2%
Total Fixed Income	66%	75%	59%

Cash and Equivalents	24%	13%	34%

	100%	100%	100%

The Fund began in March with an invested position of approximately 75%, which was split between corporate credits (50%), mortgage-backed securities (25%) and inflation-protected securities (25%). In May, additional purchases were made in the emerging market, high yield, and equity areas.

Toward the end of June, negative momentum prompted us to sell positions in emerging markets and high yield. At that point, yields had risen to 2.72% for the 10-year Treasury and our research indicated there was an opportunity to purchase a position in some inverse products, which benefited from falling yields.

Rates, as measured by the 10-year Treasury Bond, began the third quarter at approximately 2.5%, moved to 3%, and back to 2.6%. During the quarter, we increased Fund exposure to Treasuries, decreased corporate credit exposure, and eliminated exposure to emerging market bonds and inflation protected securities. These portfolio moves resulted in decreased duration and overall risk within the fixed income portfolio holdings, and was consistent with our goal of participating in what our research told us would be a short-term rally in fixed income during the quarter within a longer term increase in volatility for the asset class over the next year.

For the third quarter, the portfolio maintained a modest exposure to domestic equity holdings resulting in a relative benefit to the portfolio as a whole. Overall performance was hurt by the cash position.

Over the last year-and-a-half, we have seen rates (as measured by the 10-year Treasury Bond) move from approximately 1.5% in July of 2012, to roughly 2% at year end, back down close to 1.6% again in May of 2013, then release from there to 3% by the beginning of September, and pull back to 2.5%, and run again to 3%.

As 10-year Treasury rates moved up toward 3% in mid-August, we added long Treasury positions.. This trade proved beneficial as rates had pulled back about 50 basis points from the August top as of late October. When we placed this trade, we believed that rates would, over the next year or so, head toward the long-term norm of 4%, but we felt there was an opportunity in the shorter term to take advantage of a pullback.

1

Our research then indicated to us in late October that the current 10-year rate was close to its short-term low once again, and we swapped long Treasury  positions for inverse Treasury positions. While we continue to follow the data, it has been our belief that once rates start back up, they will not look back in a significant way until they have finally “normalized”. It has been convenient to consider this low rate environment as “normal”, however we believe it is anything but that. We are pleased, without being complacent, that we have gotten each fixed income macro call right.

Market Outlook

2013 was indeed a good year for U.S. equity markets. With the S&P 500 Index up more than 32%, and the NASDAQ up just over 40% for the year, Japan was the only other market with a more impressive performance at almost 60%. Fixed income was another story, as evidenced by the Barclays U.S. Aggregate bond index, which was down almost 2% for the year on a total return basis. While such a result was deemed plausible by some, it nevertheless came as a surprise to many.

Investors appear to have become comfortable with the predictability of fixed income returns over the last quarter century. As it turns out, there have been some negative returns during that period, but those have been few. Upon waking up on any particular day and checking performance, year-over-year returns for the Barclays Aggregate Index would have proven positive 95% of the time, with an average annual return of 7%. Equities, by the way, as measured by the S&P 500 Index, would have been up on a year-over-year basis about 80% of the time, with an average point-to-point annual return of about 11%. At this point, we feel it is hard to make the case that you should not have owned both.

Upon closer examination we believe it might already be over for fixed income. The historic 30-year run we have seen could be incredibly difficult to repeat, and most fixed income investors would likely jump at a 7% return in fixed income over what may happen in those markets over the next decade. That’s not to say that returns will be negative for that period, but we believe they will likely be lower.

While there has been lots of talk about the “great migration” to stocks, it has yet to really happen. This is most likely due to several factors, including demographic issues that generally tend to push investors toward fixed income as they get older. Advisers might feel uncomfortable with fixed income, but we believe they are even more uncomfortable with a portfolio of cash. With world economies still struggling to reach breakout velocity, it appears investors have been hesitant to commit heavily to stocks. We feel, if world economies continue to improve, stocks may provide the bigger opportunity for investors, if they do not, stocks could carry the bigger risk.

2

Avatar Tactical Multi-Asset Income Fund
Annual Shareholder Report – December 31, 2013

				Since 3/1/13
	1 Month	3 Months	6 Months	Inception
Fund Performance	0.70%	1.54%	2.96%	-2.13%
MSCI All-Cap World Index	1.73%	7.31%	15.79%	17.68%
Barclays Global Aggregate Ex-US	-0.64%	-0.72%	3.63%	0.61%
Fund performance referenced in the above table is that of Class I shares.

During the year, the fund was invested in a manner consistent with its investment strategy as detailed in the Fund’s prospectus.

The Fund exposure was as follows during the second half of the year:

	6/30/13	9/30/13	12/31/13
Equity
Sector ETFs	10%	11%	5%
Broad Market ETFs	10%	5%	6%
International Equities	5%	2%	0%
Total Equities	25%	18%	11%

Fixed income
Treasuries (Including Inverse)	5%	27%	22%
Corporate Credits	41%	31%	27%
Emerging Market Bonds	9%	0%	0%
Inflation Protected Securities	5%	5%	5%
Other	8%	5%	2%
Total Fixed Income	67%	68%	57%

Cash and Equivalents	8%	14%	32%

	100%	100%	100%

The fund began in March with an invested position of approximately 60%, which was split between corporate credits (50%), mortgage-backed securities (25%) and inflation-protected securities (25%).

In May, cash levels were reduced with additional purchases in the emerging market, high yield, and equity areas.

While the equity holdings performed reasonably well in the second quarter, the fixed income positions moved down in value as investors fled those markets subsequent to the hawkish statements made by the Federal Reserve Board.

Toward the end of June, negative momentum prompted us to sell positions in emerging markets and high yield. At that point, yields had risen to 2.72% for the 10-year Treasury and our research indicated there was an opportunity to purchase a position in a security which benefited from falling yields.

The Fund’s performance was strong in July and September, and lagged in August as equity and fixed income markets sold off. Rates, as measured by the 10-year Treasury Bond, began the quarter at approximately 2.5%, moved to 3%, and back to 2.6%. In the fixed income area, during the quarter we increased Fund exposure to Treasuries, decreased corporate credit exposure, and eliminated exposure to emerging market bonds. These portfolio (and other) moves resulted in decreased duration and overall risk within the fixed income portfolio holdings, and was consistent with our goal of participating in what our research told us would be a short-term rally in fixed income during the quarter within a longer term increase in volatility for the asset class over the next year.

In equities, the portfolio maintained a modest exposure to domestic equity holdings and reduced holdings in international markets consistent with our research pointing to increased volatility in the equity markets going into the fourth quarter.

3

Performance was helped by exposure to Japan and hurt by exposure to emerging markets during August. Overall performance was hurt by the cash position.

Over the last year-and-a-half, we have seen rates (as measured by the 10-year Treasury Bond) move from approximately 1.5% in July of 2012, to roughly 2% at year end, back down close to 1.6% again in May of 2013, then release from there to 3% by the beginning of September, and pull back to 2.5%, and run again to 3%.

Rates, as measured by the 10-year Treasury Bond, began the third quarter at approximately 2.5%, moved to 3%, and back to 2.6%. During the quarter, we increased Fund exposure to Treasuries, decreased corporate credit exposure, and eliminated exposure to emerging market bonds and inflation protected securities. These portfolio moves resulted in decreased duration and overall risk within the fixed income portfolio holdings, and was consistent with our goal of participating in what our research told us would be a short-term rally in fixed income during the quarter within a longer term increase in volatility for the asset class over the next year.

As 10-year Treasury rates moved up toward 3% in mid-August, we added to our long Treasury position. This trade proved beneficial as rates had pulled back about 50 basis points from the August top as of late October. When we placed this trade, we believed that rates would, over the next year or so, head toward the long-term norm of 4%, but we felt there was an opportunity in the shorter term to take advantage of a pullback.

Our research then indicated to us in late October that the current 10-year rate was close to its short-term low once again, and we swapped our long Treasury position for an inverse Treasury position.

While we continue to follow the data, it has been our belief that once rates start back up, they will not look back in a significant way until they have finally “normalized”. It has been convenient to consider this low rate environment as “normal”, however we believe it is anything but that. We are pleased, without being complacent, that we have gotten each fixed income macro call right.

Market Outlook

2013 was indeed a good year for U.S. equity markets. With the S&P 500 Index up more than 32%, and the NASDAQ up just over 40% for the year, Japan was the only other market with a more impressive performance at almost 60%. Fixed income was another story, as evidenced by the Barclays U.S. Aggregate bond index, which was down almost 2% for the year on a total return basis. While such a result was deemed plausible by some, it nevertheless came as a surprise to many.

Investors appear to have become comfortable with the predictability of fixed income returns over the last quarter century. As it turns out, there have been some negative returns during that period, but those have been few. Upon waking up on any particular day and checking performance, year-over-year returns for the Barclays Aggregate Index would have proven positive 95% of the time, with an average annual return of 7%. Equities, by the way, as measured by the S&P 500 Index, would have been up on a year-over-year basis about 80% of the time, with an average point-to-point annual return of about 11%. At this point, we feel it is hard to make the case that you should not have owned both.

Upon closer examination, we believe it might already be over for fixed income. The historic 30-year run we have seen could be incredibly difficult to repeat, and most fixed income investors would likely jump at a 7% return in fixed income over what may happen in those markets over the next decade. That’s not to say that returns will be negative for that period, but we believe they will likely be lower.

While there has been lots of talk about the “great migration” to stocks, it has yet to really happen. This is most likely due to several factors, including demographic issues that generally tend to push investors toward fixed income as they get older. Advisers might feel uncomfortable with fixed income, but we believe they are even more uncomfortable with a portfolio of cash. With world economies still struggling to reach breakout velocity, it appears investors have been hesitant to commit heavily to stocks. We feel if world economies continue to improve, stocks may provide the bigger opportunity for investors, if they do not, stocks could carry the bigger risk.

4

Avatar Capital Preservation Fund

Annual Shareholder Report – December 31, 2013

				Since 3/1/13
	1 Month	3 Months	6 Months	Inception
Fund Performance	1.37%	2.63%	4.44%	-0.61%
MSCI All-Cap World Index	1.73%	7.31%	15.79%	17.68%
Barclays Global Aggregate Ex-US	-0.64%	-0.72%	3.63%	0.61%
Fund performance referenced in the above table is that of Class I shares.

During the year, the fund was invested in a manner consistent with its investment strategy as detailed in the Fund’s prospectus.

The Fund exposure was as follows during the second half of the year:

	6/30/13	9/30/13	12/31/13
Equity
Sector ETFs	21%	11%	6%
Broad Market ETFs	10%	11%	6%
International Equities	12%	10%	16%
Total Equities	43%	32%	28%

Fixed income
Treasuries (Including Inverse)	5%	22%	28%
Corporate Credits	27%	22%	15%
Emerging Market Bonds	10%	0%	0%
Inflation Protected Securities	5%	5%	6%
Other	7%	2%	4%
Total Fixed Income	54%	52%	52%

Cash and Equivalents	4%	16%	20%

	100%	100%	100%

The fund began in March with an invested position of approximately 60%, which was split between corporate credits (50%), mortgage-backed securities (25%) and inflation-protected securities (25%).

In May, cash levels were reduced with additional purchases in the emerging market, high yield, and equity areas.

While the equity holdings performed reasonably well in the second quarter, the fixed income positions moved down in value as investors fled those markets subsequent to the hawkish statements made by the Federal Reserve Board.

Toward the end of June, negative momentum prompted us to sell positions in emerging markets and high yield. At that point, yields had risen to 2.72% for the 10-year Treasury and our research indicated there was an opportunity to purchase a position in a security which benefited from falling yields,

The Fund’s performance was good overall for the third quarter: strong in July and September, and lagged in August as equity and fixed income markets sold off. Rates, as measured by the 10-year Treasury Bond, began the quarter at approximately 2.5%, moved to 3%, and back to 2.6%. In the fixed income area, during the quarter we increased Fund exposure to Treasuries, decreased corporate credit exposure, and eliminated exposure to emerging market bonds. These portfolio moves resulted in decreased duration and overall risk within the fixed income portfolio holdings, and was consistent with our goal of participating in what our research told us would be a short-term rally in fixed income during the quarter within a longer term increase in volatility for the asset class over the next year.

5

In equities, the portfolio maintained a modest exposure to domestic equity holdings and reduced holdings in international markets consistent with our research pointing to increased volatility in the equity markets going into the fourth quarter. Performance was helped by exposure to Japan and hurt by exposure to emerging markets during August. Overall performance was hurt by the cash position.

Over the last year-and-a-half, we have seen rates (as measured by the 10-year Treasury Bond) move from approximately 1.5% in July of 2012, to roughly 2% at year end, back down close to 1.6% again in May of 2013, then release from there to 3% by the beginning of September, and pull back to 2.5%, and run again to 3%.

Rates, as measured by the 10-year Treasury Bond, began the third quarter at approximately 2.5%, moved to 3%, and back to 2.6%. During the quarter, we increased Fund exposure to Treasuries, decreased corporate credit exposure, and eliminated exposure to emerging market bonds and inflation protected securities. These portfolio moves resulted in decreased duration and overall risk within the fixed income portfolio holdings, and was consistent with our goal of participating in what our research told us would be a short-term rally in fixed income during the quarter within a longer term increase in volatility for the asset class over the next year.

As 10-year Treasury rates moved up toward 3% in mid-August, we added to our position in long Treasuries.. This trade proved beneficial as rates had pulled back about 50 basis points from the August top as of late October. When we placed this trade, we believed that rates would, over the next year or so, head toward the long-term norm of 4%, but we felt there was an opportunity in the shorter term to take advantage of a pullback.

Our research then indicated to us in late October that the current 10-year rate was close to its short-term low once again, and we swapped our long Treasury position for an inverse Treasury position.

While we continue to follow the data, it has been our belief that once rates start back up, they will not look back in a significant way until they have finally “normalized”. It has been convenient to consider this low rate environment as “normal”, however we believe it is anything but that. We are pleased, without being complacent, that we have gotten each fixed income macro call right.

Market Outlook

2013 was indeed a good year for U.S. equity markets. With the S&P 500 Index up more than 32%, and the NASDAQ up just over 40% for the year, Japan was the only other market with a more impressive performance at almost 60%. Fixed income was another story, as evidenced by the Barclays U.S. Aggregate bond index, which was down almost 2% for the year on a total return basis. While such a result was deemed plausible by some, it nevertheless came as a surprise to many.

Investors appear to have become comfortable with the predictability of fixed income returns over the last quarter century. As it turns out, there have been some negative returns during that period, but those have been few. Upon waking up on any particular day and checking performance, year-over-year returns for the Barclays Aggregate Index would have proven positive 95% of the time, with an average annual return of 7%. Equities, by the way, as measured by the S&P 500 Index, would have been up on a year-over-year basis about 80% of the time, with an average point-to-point annual return of about 11%. At this point, we feel it is hard to make the case that you should not have owned both.

Upon closer examination we believe it might already be over for fixed income. The historic 30-year run we have seen could be incredibly difficult to repeat, and most fixed income investors would likely jump at a 7% return in fixed income over what may happen in those markets over the next decade. That’s not to say that returns will be negative for that period, but we believe they will likely be lower.

While there has been lots of talk about the “great migration” to stocks, it has yet to really happen. This is most likely due to several factors, including demographic issues that generally ten to push investors toward fixed income as they get older. Advisers might feel uncomfortable with fixed income, but we believe they are even more uncomfortable with a portfolio of cash. With world economies still struggling to reach breakout velocity, it appears investors have been hesitant to commit heavily to stocks. We feel if world economies continue to improve, stocks may provide the bigger opportunity for investors, if they do not, stocks could carry the bigger risk.

6

Avatar Global Opportunities Fund
Annual Shareholder Report – December 31, 2013

				Since 3/1/13
	1 Month	3 Months	6 Months	Inception
Fund Performance	2.29%	7.49%	13.40%	8.26%
MSCI All-Cap World Index	1.73%	7.31%	15.79%	17.68%
Barclays Global Aggregate Ex-US	-0.64%	-0.72%	3.63%	0.61%
Fund performance referenced in the above table is that of Class I shares.

During the year, the fund was invested in a manner consistent with its investment strategy as detailed in the Fund’s prospectus.

The Fund exposure was as follows during the second half of the year:

	6/30/13	9/30/13	12/31/13
Equity
Sector ETFs	21%	11%	9%
Broad Market ETFs	16%	20%	16%
International Equities
Frontier Markets	4%	0%	0%
Emerging Markets	3%	4%	0%
Developed Markets	25%	32%	28%
Total Equities	69%	68%	53%

Fixed income
Treasuries (Including Inverse)	5%	9%	10%
Corporate Credits	10%	5%	0%
Emerging Market Bonds	10%	0%	0%
Inflation Protected Securities	0%	0%	0%
Other	5%	3%	3%
Total Fixed Income	20%	17%	13%

Cash and Equivalents	11%	16%	34%

	100%	100%	100%

The fund began in March with an invested position of approximately 60%, which was split between corporate credits (50%), mortgage-backed securities (25%) and inflation-protected securities (25%).

In May, cash levels were reduced with additional purchases in the emerging market, high yield, and equity areas.

While the equity holdings performed reasonably well in the second quarter, the fixed income positions moved down in value as investors fled those markets subsequent to the hawkish statements made by the Federal Reserve Board.

Toward the end of June, negative momentum prompted us to sell positions in emerging markets and high yield. At that point, yields had risen to 2.72% for the 10-year Treasury and our research indicated there was an opportunity to purchase a position in a security which benefited from falling yields.

The Fund’s performance was good overall for the quarter: strong in July and September, and lagged in August as equity and fixed income markets sold off. Rates, as measured by the 10-year Treasury Bond, began the quarter at approximately 2.5%, moved to 3%, and back to 2.6%. In the fixed income area, during the quarter we increased Fund exposure to Treasuries, and

7

decreased corporate credit exposure. These portfolio moves resulted in decreased duration and overall risk within the fixed income portfolio holdings, and was consistent with our goal of participating in what our research told us would be a short-term rally in fixed income during the quarter within a longer term increase in volatility for the asset class over the next year.

In equities, the portfolio maintained a modest exposure to equities consistent with our research pointing to increased volatility in the equity markets going into the fourth quarter. Performance was helped by exposure to Europe and domestic small capitalization “value”. Overall performance was hurt by the cash position.

Over the last year-and-a-half, we have seen rates (as measured by the 10-year Treasury Bond) move from approximately 1.5% in July of 2012, to roughly 2% at year end, back down close to 1.6% again in May of 2013, then release from there to 3% by the beginning of September, and pull back to 2.5%, and run again to 3%.

As 10-year Treasury rates moved up toward 3% in mid-August, we added positions in long Treasuries. This trade proved beneficial as rates had pulled back about 50 basis points from the August top as of late October. When we placed this trade, believed that rates would, over the next year or so, head toward the long-term norm of 4%, but we felt there was an opportunity in the shorter term to take advantage of a pullback.

Our research then indicated to us in late October that the current 10-year rate was close to its short-term low once again, and we swapped our long Treasury positions for inverse treasury positions.

While we continue to follow the data, it has been our belief that once rates start back up, they will not look back in a significant way until they have finally “normalized”. It has been convenient to consider this low rate environment as “normal”, however we believe it is anything but that. We are pleased, without being complacent, that we have gotten each fixed income macro call right.

Market Outlook

2013 was indeed a good year for U.S. equity markets. With the S&P 500 Index up more than 32%, and the NASDAQ up just over 40% for the year, Japan was the only other market with a more impressive performance at almost 60%. Fixed income was another story, as evidenced by the Barclays U.S. Aggregate bond index, which was down almost 2% for the year on a total return basis. While such a result was deemed plausible by some, it nevertheless came as a surprise to many.

Investors appear to have become comfortable with the predictability of fixed income returns over the last quarter century. As it turns out, there have been some negative returns during that period, but those have been few. Upon waking up on any particular day and checking performance, year-over-year returns for the Barclays Aggregate Index would have proven positive 95% of the time, with an average annual return of 7%. Equities, by the way, as measured by the S&P 500 Index, would have been up on a year-over-year basis about 80% of the time, with an average point-to-point annual return of about 11%. At this point, we feel it is hard to make the case, that you should not have owned both.

Upon closer examination, we believe it might already be over for fixed income. The historic 30-year run we have seen could be incredibly difficult to repeat, and most fixed income investors would likely jump at a 7% return in fixed income over what may happen in those markets over the next decade. That’s not to say that returns will be negative for that period, but we believe they will likely be lower.

While there has been lots of talk about the “great migration” to stocks, it has yet to really happen. This is most likely due to several factors, including demographic issues that generally tend to push investors toward fixed income as they get older. Advisers might feel uncomfortable with fixed income, but we believe they are even more uncomfortable with a portfolio of cash. With world economies still struggling to reach breakout velocity, it appears investors have been hesitant to commit heavily to stocks. We feel if world economies continue to improve, stocks may provide the bigger opportunity for investors, if they do not, stocks could carry the bigger risk.

0841-NLD-3/11/2014

8

AVATAR ABSOLUTE RETURN FUND
PORTFOLIO REVIEW (Unaudited)
December 31, 2013

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmark:

Since Inception (1)
Avatar Absolute Return Fund - Class I	(1.59)%
Avatar Absolute Return Fund - Class N	(1.69)%
Barclays Capital US Treasury 1-3 Year Index (2)	0.26%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-800-815-4030.

(1)	Since inception return assumes inception date of March 1, 2013.

(2)	Barclays Capital US Treasury 1-3 Year Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Holdings by Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	88.1%
Exchange Traded Funds - Equity	7.7%
Exchange Traded Funds - Asset Allocation	2.6%
Other Assets Less Liabilities	1.6%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

9

AVATAR CAPITAL PRESERVATION FUND
PORTFOLIO REVIEW (Unaudited)
December 31, 2013

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmarks:

Since Inception (1)
Avatar Capital Preservation Fund - Class I	(0.61)%
Avatar Capital Preservation Fund - Class N	(0.89)%
Barclays Aggregate Bond Index (2)	(1.83)%
MSCI EAFE Index (2)	18.70%
S&P 500 Total Return Index (2)	23.89%
Avatar Capital Preservation Fund Blended Index (3)	2.95%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-800-815-4030.

(1)	Since inception return assumes inception date of March 1, 2013.

(2)	The Barclays Aggregate Bond Index, MSCI EAFE Index and S&P 500 Total Return Index are unmanaged indexes. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

(3)	The Avatar Capital Preservation Fund Blended Index consists of 65% Barclays Aggregate Bond Index, 15% Cash, 5% MSCI EAFE Index and 15% S&P 500 Total Return Index

Holdings by Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	60.8%
Exchange Traded Funds - Equity	34.1%
Exchange Traded Funds - Asset Allocation	2.5%
Other Assets Less Liabilities	2.6%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

10

AVATAR GLOBAL OPPORTUNITIES FUND
PORTFOLIO REVIEW (Unaudited)
December 31, 2013

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmarks:

Since Inception (1)
Avatar Global Opportunities Fund - Class I	8.26%
Avatar Global Opportunities Fund - Class N	7.84%
Barclays Global Aggregate Index (2)	0.61%
MSCI AC World Index (2)	17.68%
Avatar Global Opportunities Fund Blended Index (3)	14.02%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-800-815-4030.

(1)	Since inception return assumes inception date of March 1, 2013.

(2)	The Barclays Global Aggregate Index and MSCI AC World Index are unmanaged indexes. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

(3)	The Avatar Global Opportunities Fund Blended Index Consists of 80% MSCI AC World Index, 5% Barclays Global Aggregate Index and 15% Cash.

Holdings by Asset Classes	% of Net Assets
Exchange Traded Funds - Equity	71.7%
Exchange Traded Funds - Debt	13.1%
Exchange Traded Funds - Asset Allocation	4.2%
Other Assets Less Liabilities	11.0%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

11

AVATAR TACTICAL MULTI-ASSET INCOME FUND
PORTFOLIO REVIEW (Unaudited)
December 31, 2013

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmarks:

Since Inception (1)
Avatar Tactical Multi-Asset Income Fund - Class I	(2.13)%
Avatar Tactical Multi-Asset Income Fund - Class N	(2.21)%
Barclays Global Aggregate Index (2)	0.61%
MSCI AC World Index (2)	17.68%
Avatar Tactical Multi-Asset Income Fund Blended Index (3)	2.97%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-800-815-4030.

(1)	Since inception return assumes inception date of March 1, 2013.

(2)	The Barclays Global Aggregate Index and MSCI AC World Index are unmanaged indexes. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

(3)	The Avatar Tactical Multi-Asset Income Fund Blended Index consists of 70% Barclays Global Aggregate Index, 15% Cash and 15% MSCI AC World Index.

Holdings by Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	60.2%
Short-Term Investments	26.3%
Exchange Traded Funds - Equity	11.2%
Exchange Traded Funds - Asset Allocation	2.1%
Other Assets Less Liabilities	0.2%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

12

AVATAR ABSOLUTE RETURN FUND
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value

	EXCHANGE TRADED FUNDS - 98.4%
	ASSET ALLOCATION FUND - 2.6%
1,313	ProShares UltraShort Yen *	$93,105
	TOTAL ASSET ALLOCATION FUND (Cost - $88,759)

	DEBT FUNDS - 88.1%
10,815	iPath US Treasury 10-Year Bear ETN	355,489
2,539	iPath US Treasury Long Bond Bear ETN	93,435
7,851	iShares 1-3 Year Treasury Bond ETF	662,467
8,043	iShares 3-7 Year Treasury Bond ETF	965,401
2,178	iShares Credit Bond ETF	232,828
1,674	iShares iBoxx $ Investment Grade Corporate Bond ETF	191,187
15,774	PowerShares Senior Loan Portfolio	392,457
3,903	Vanguard Short-Term Bond ETF	311,968
	TOTAL DEBT FUNDS (Cost - $3,172,646)	3,205,232

	EQUITY FUNDS - 7.7%
5,072	Health Care Select Sector SPDR Fund	281,192
	TOTAL EQUITY FUNDS (Cost - $259,164)

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,520,569)	3,579,529

	TOTAL INVESTMENTS - 98.4% (Cost - $3,520,569) (a)	$3,579,529
	OTHER ASSETS LESS LIABILITIES - 1.6%	56,838
	NET ASSETS - 100.0%	$3,636,367

*	Non-income producing security.

Percentages presented represent total fair value as a percent of net assets.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,520,569 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$76,364
Unrealized depreciation	(17,404)
Net unrealized appreciation	$58,960

See accompanying notes to financial statements.

13

AVATAR CAPITAL PRESERVATION FUND
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value

	EXCHANGE TRADED FUNDS - 97.4%
	ASSET ALLOCATION FUND - 2.5%
525	ProShares UltraShort Yen *	$37,228
	TOTAL ASSET ALLOCATION FUND (Cost - $35,490)

	DEBT FUNDS - 60.8%
4,287	iPath US Treasury 10-Year Bear ETN	140,914
1,011	iPath US Treasury Long Bond Bear ETN	37,205
1,252	iShares 1-3 Year Treasury Bond ETF	105,644
1,748	iShares 3-7 Year Treasury Bond ETF	209,812
559	iShares Credit Bond ETF	59,757
314	iShares iBoxx $ Investment Grade Corporate Bond ETF	35,862
6,671	PowerShares Senior Loan Portfolio	165,974
1,708	SPDR DB International Government Inflation-Protected Bond ETF	99,833
492	Vanguard Short-Term Bond ETF	39,325
	TOTAL DEBT FUNDS (Cost - $885,026)	894,326

	EQUITY FUNDS - 34.1%
1,924	Health Care Select Sector SPDR Fund	106,667
3,304	PowerShares S&P 500 Low Volatility Portfolio	109,561
1,527	SPDR EURO STOXX 50 ETF	64,439
1,932	Vanguard FTSE Europe ETF	113,602
2,097	WisdomTree Japan Hedge Equity Fund	106,611
	TOTAL EQUITY FUNDS (Cost - $477,963)	500,880

	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,398,479)	1,432,434

	TOTAL INVESTMENTS - 97.4% (Cost - $1,398,479) (a)	$1,432,434
	OTHER ASSETS LESS LIABILITIES - 2.6%	38,329
	NET ASSETS - 100.0%	$1,470,763

*	Non-income producing security.

Percentages presented represent total fair value as a percent of net assets.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,400,745 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$40,756
Unrealized depreciation	(9,067)
Net unrealized appreciation	$31,689

See accompanying notes to financial statements.

14

AVATAR GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value

	EXCHANGE TRADED FUNDS - 89.0%
	ASSET ALLOCATION FUND - 4.2%
114	ProShares UltraShort Yen *	$8,084
	TOTAL ASSET ALLOCATION FUND (Cost $7,706)

	DEBT FUNDS - 13.1%
614	iPath US Treasury 10-Year Bear ETN	20,182
143	iPath US Treasury Long Bond Bear ETN	5,263
	TOTAL DEBT FUNDS (Cost - $22,898)	25,445

	EQUITY FUNDS - 71.7%
439	Health Care Select Sector SPDR Fund	24,338
322	SPDR EURO STOXX 50 ETF	13,588
236	Vanguard FTSE Europe ETF	13,877
139	Vanguard Small-Cap Value ETF	13,535
302	Vanguard Total Stock Market ETF	28,968
391	Vanguard Total World Stock ETF	23,225
423	WisdomTree Japan Hedged Equity Fund	21,505
	TOTAL EQUITY FUNDS (Cost - $128,006)	139,036

	TOTAL EXCHANGE TRADED FUNDS - (Cost $158,610)	172,565

	TOTAL INVESTMENTS - 89.0% (Cost - $158,610) (a)	$172,565
	OTHER ASSETS LESS LIABILITIES - 11.0%	21,265
	NET ASSETS - 100.0%	$193,830

*	Non-income producing security.

Percentages presented represent total fair value as a percent of net assets.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $158,766 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$13,799
Unrealized depreciation	—
Net unrealized appreciation	$13,799

See accompanying notes to financial statements.

15

AVATAR TACTICAL MULTI-ASSET INCOME FUND
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value

	EXCHANGE TRADED FUNDS - 73.5%
	ASSET ALLOCATION FUND - 2.1%
347	ProShares UltraShort Yen *	$24,606
	TOTAL ASSET ALLOCATION FUND (Cost - $23,457)

	DEBT FUNDS - 60.2%
2,858	iPath US Treasury 10-Year Bear ETN	93,942
671	iPath US Treasury Long Bond Bear ETN	24,693
829	iShares 1-3 Year Treasury Bond ETF	69,951
1,158	iShares 3-7 Year Treasury Bond ETF	138,995
569	iShares Credit Bond ETF	60,826
440	iShares iBoxx $ Investment Grade Corporate Bond ETF	50,252
3,604	PowerShares Senior Loan Portfolio	89,667
1,042	SPDR DB International Government Inflation-Protected Bond ETF	60,905
1,487	Vanguard Short-Term Bond ETF	118,856
	TOTAL DEBT FUNDS (Cost - $707,901)	708,087

	EQUITY FUNDS - 11.2%
1,175	Health Care Select Sector SPDR Fund	65,142
2,013	PowerShares S&P 500 Low Volatility Portfolio	66,751
	TOTAL EQUITY FUNDS (Cost - $123,511)	131,893

	TOTAL EXCHANGE TRADED FUNDS (Cost - $854,869)	864,586

	SHORT-TERM INVESTMENTS - 26.3%
	MONEY MARKET FUND - 26.3%
309,265	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.03% **	309,265
	TOTAL SHORT-TERM INVESTMENTS (Cost - $309,265)

	TOTAL INVESTMENTS - 99.8% (Cost - $1,164,134) (a)	$1,173,851
	OTHER ASSETS LESS LIABILITIES - 0.2%	2,506
	NET ASSETS - 100.0%	$1,176,357

*	Non-income producing security.

**	Money market fund; interest rate reflects effective yield on December 31, 2013.

Percentages presented represent total fair value as a percent of net assets.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,164,134 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$22,829
Unrealized depreciation	(13,112)
Net unrealized appreciation	$9,717

See accompanying notes to financial statements.

16

AVATAR FUNDS
Statements of Assets and Liabilities
December 31, 2013

	Avatar Absolute		Avatar Capital		Avatar Global		Avatar Tactical
	Return		Preservation		Opportunities		Multi-Asset
	Fund		Fund		Fund		Income Fund

ASSETS:
Investments, at cost	$3,520,569		$1,398,479		$158,610		$1,164,134
Investments, at value	$3,579,529		$1,432,434		$172,565		$1,173,851
Receivable for securities sold	731,798		1,167,108		279,515		—
Dividends and interest receivable	4,025		6,025		1,267		1,067
Prepaid expenses and other assets	3,110		3,110		3,110		3,110
Total Assets	4,318,462		2,608,677		456,457		1,178,028

LIABILITIES:
Due to custodian	675,894		1,134,757		261,799		387
Accrued advisory fees	6,200		3,156		827		1,283
Accrued 12b-1 fees	1		1		1		1
Total Liabilities	682,095		1,137,914		262,627		1,671

Net Assets	$3,636,367		$1,470,763		$193,830		$1,176,357

NET ASSETS CONSIST OF:
Paid in capital	$3,681,971		$1,510,407		$159,202		$1,270,094
Undistributed accumulated net investment income	—		166		—		—
Accumulated net realized gain (loss) from investments	(104,564)		(73,765)		20,673		(103,454)
Net unrealized appreciation on investments	58,960		33,955		13,955		9,717
Net Assets	$3,636,367		$1,470,763		$193,830		$1,176,357

Class I
Net Assets	$3,631,443		$1,465,796		$188,417		$1,171,460
Shares of beneficial interest outstanding	370,823		148,716		19,080		120,498
Net Asset Value and redemption price per share	$9.79		$9.86		$9.87	(a)	$9.72

Class N
Net Assets	$4,924		$4,967		$5,413		$4,897
Shares of beneficial interest outstanding	503		504		550		504
Net Asset Value and redemption price per share	$9.80	(a)	$9.85	(a)	$9.84		$9.73	(a)

(a)	Net Assets Divided by shares outstanding does not equal net asset value per share due to rounding.

See accompanying notes to financial statements.

17

AVATAR FUNDS
Statements of Operations
For the Period Ended December 31, 2013 (a)

	Avatar Absolute	Avatar Capital	Avatar Global	Avatar Tactical
	Return	Preservation	Opportunities	Multi-Asset
	Fund	Fund	Fund	Income Fund
Investment Income:
Dividend income	$46,061	$40,177	$34,818	$29,567
Interest income	208	109	79	69
Total Investment Income	46,269	40,286	34,897	29,636

Operating Expenses:
Investment advisory fees (b)	29,898	19,251	24,121	14,541
12b-1 Fees:
Class N	9	9	9	9
Total Operating Expenses	29,907	19,260	24,130	14,550

Net Investment Income	16,362	21,026	10,767	15,086

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) on investments	(105,425)	(75,598)	78,370	(105,424)
Distributions of realized gains by underlying investment companies	861	1,833	488	272
Net change in unrealized appreciation on investments	58,960	33,955	13,955	9,717
Net Realized and Unrealized Gain (Loss) on Investments	(45,604)	(39,810)	92,813	(95,435)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(29,242)	$(18,784)	$103,580	$(80,349)

(a)	The Avatar Funds commenced operations on March 1, 2013.

(b)	See note 3 in the notes to financial statements.

See accompanying notes to financial statements.

18

AVATAR FUNDS
Statements of Changes in Net Assets

	Avatar Absolute	Avatar Capital	Avatar Global	Avatar Tactical
	Return	Preservation	Opportunities	Multi-Asset
	Fund	Fund	Fund	Income Fund

	For the Period Ended	For the Period Ended	For the Period Ended	For the Period Ended
	December 31, 2013 (a)	December 31, 2013 (a)	December 31, 2013 (a)	December 31, 2013 (a)
Operations:
Net investment income	$16,362	$21,026	$10,767	$15,086
Net realized gain (loss) on investments	(105,425)	(75,598)	78,370	(105,424)
Distributions of net realized gains by underlying investment companies	861	1,833	488	272
Net change in unrealized appreciation on investments	58,960	33,955	13,955	9,717
Net increase (decrease) in net assets resulting from operations	(29,242)	(18,784)	103,580	(80,349)
Distributions to Shareholders:
Net investment income
Class I	(16,974)	(20,833)	(11,000)	(13,766)
Class N	(15)	(29)	(10)	(24)
Realized Gains
Class I	—	—	(57,944)	—
Class N	—	—	—	—
Total dividends and distributions to shareholders	(16,989)	(20,862)	(68,954)	(13,790)
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	5,500,444	3,509,526	3,661,507	2,535,410
Class N	5,010	5,010	5,020	5,010
Reinvestment of dividends and distributions
Class I	25	38	15	33
Class N	15	30	10	24
Capital Gains from dividends and distributions
Class I	—	—	458	—
Class N	—	—	456	—
Cost of shares redeemed
Class I	(1,822,896)	(2,004,195)	(3,508,262)	(1,269,981)
Class N	—	—	—	—
Net increase in net assets from share transactions of beneficial interest	3,682,598	1,510,409	159,204	1,270,496
Total Increase in Net Assets	3,636,367	1,470,763	193,830	1,176,357
Net Assets:
Beginning of period	—	—	—	—
End of period*	$3,636,367	$1,470,763	$193,830	$1,176,357
* Includes undistributed net investment income/(loss) at end of period	$—	$166	$—	$—
Share Activity:
Shares Sold
Class I	557,388	353,354	365,799	253,557
Class N	500	500	501	500
Shares Reinvested
Class I	4	5	49	4
Class N	3	4	49	4
Shares Redeemed
Class I	(186,569)	(204,643)	(346,768)	(133,063)
Class N	—	—	—	—
Net increase in shares of beneficial interest outstanding	371,326	149,220	19,630	121,002

(a)	The Avatar Funds commenced operations on March 1, 2013.

See accompanying notes to financial statements.

19

AVATAR ABSOLUTE RETURN FUND
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding throughout the period presented.

	For the Period Ended December 31, 2013 (1)
	Class I	Class N

Net asset value, beginning of period	$10.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (2)	0.06	0.05
Net realized and unrealized loss on investments	(0.22)	(0.22)
Total from investment operations	(0.16)	(0.17)

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.03)
Total distributions	(0.05)	(0.03)

Net asset value, end of period	$9.79	$9.80

Total return (3)(4)	(1.59)%	(1.69)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,631	$5
Ratio of expenses to average net assets (5)(6)	1.35%	1.60%
Ratio of net investment income to average net assets (5)(7)	0.74%	0.72%
Portfolio turnover rate (4)	384%	384%

(1)	The Fund commenced operations on March 1, 2013.

(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

20

AVATAR CAPITAL PRESERVATION FUND
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding throughout the period presented.

	For the Period Ended December 31, 2013 (1)
	Class I	Class N

Net asset value, beginning of period	$10.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (2)	0.09	0.08
Net realized and unrealized loss on investments	(0.15)	(0.17)
Total from investment operations	(0.06)	(0.09)

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.06)
Total distributions	(0.08)	(0.06)

Net asset value, end of period	$9.86	$9.85

Total return (3)(4)	(0.61)%	(0.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,466	$5
Ratio of expenses to average net assets (5)(6)	1.15%	1.40%
Ratio of net investment income to average net assets (5)(7)	1.26%	1.04%
Portfolio turnover rate (4)	383%	383%

(1)	The Fund commenced operations on March 1, 2013.

(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

21

AVATAR GLOBAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding throughout the period presented.

	For the Period Ended December 31, 2013 (1)
	Class I	Class N

Net asset value, beginning of period	$10.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (2)	0.05	0.02
Net realized and unrealized gain on investments	0.76	0.75
Total from investment operations	0.81	0.77

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.02)
From net realized gains on investments	(0.91)	(0.91)
Total distributions	(0.94)	(0.93)

Net asset value, end of period	$9.87	$9.84

Total return (3)(4)	8.26%	7.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$188	$5
Ratio of expenses to average net assets (5)(6)	1.45%	1.70%
Ratio of net investment income to average net assets (5)(7)	0.65%	0.26%
Portfolio turnover rate (4)	470%	470%

(1)	The Fund commenced operations on March 1, 2013.

(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

22

AVATAR TACTICAL MULTI-ASSET INCOME FUND
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding throughout the period presented.

	For the Period Ended December 31, 2013 (1)
	Class I	Class N

Net asset value, beginning of period	$10.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (2)	0.10	0.07
Net realized and unrealized loss on investments	(0.31)	(0.29)
Total from investment operations	(0.21)	(0.22)

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.05)
Total distributions	(0.07)	(0.05)

Net asset value, end of period	$9.72	$9.73

Total return (3)(4)	(2.13)%	(2.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,171	$5
Ratio of expenses to average net assets (5)(6)	1.25%	1.50%
Ratio of net investment income to average net assets (5)(7)	1.30%	0.91%
Portfolio turnover rate (4)	355%	355%

(1)	The Fund commenced operations on March 1, 2013.

(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

23

AVATAR FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	Organization

The Avatar Absolute Return Fund, Avatar Capital Preservation Fund, Avatar Global Opportunities Fund and Avatar Tactical Multi-Asset Income Fund (collectively the “Funds”), are separate series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized under the laws of the state of Delaware. The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.

The Funds commenced operations on March 1, 2013 and their investment objectives are as follows:

-	Avatar Absolute Return Fund – seeks a positive total return in all market environments.

-	Avatar Capital Preservation Fund - seeks to preserve capital while providing current income and limited capital appreciation.

-	Avatar Global Opportunities Fund – seeks maximum capital appreciation through exposure to global markets.

-	Avatar Tactical Multi-Asset Income Fund – seeks current income.

The Funds each offer two classes of shares: Class I and Class N shares which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

24

AVATAR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds. Open-ended funds are valued at their respective net asset values as reported by such investment companies.

Fair Value Team and Valuation Process - This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

25

AVATAR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of the period ended December 31, 2013 for the Funds’ assets and liabilities measured at fair value on a recurring basis:

Avatar Absolute Return Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,579,529	$—	$—	$3,579,529
Total	$3,579,529	$—	$—	$3,579,529

Avatar Capital Preservation Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,432,434	$—	$—	$1,432,434
Total	$1,432,434	$—	$—	$1,432,434

Avatar Global Opportunities Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$172,565	$—	$—	$172,565
Total	$172,565	$—	$—	$172,565

Avatar Tactical Multi-Asset Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$864,586	$—	$—	$864,586
Short-Term Investments	309,265	—	—	309,265
Total	$1,173,851	$—	$—	$1,173,851

The Funds did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Investment Type.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

26

AVATAR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to one of the specific Funds are charged to that Fund. Expenses, which are not readily identifiable to one of the specific Funds, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Avatar Investment Management (the “Advisor”), serves as investment advisor to the Funds. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of the Funds’ investment portfolios. The Trust, on behalf of the Funds, has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an advisory agreement with the Trust, with respect to the Funds (the “Advisory Agreement”), the Advisor receives a unitary management fee for the services and facilities it provides at an annual rate of 1.35% of the Avatar Absolute Return Fund’s, 1.15% of the Avatar Capital Preservation Fund’s, 1.45% of the Avatar Global Opportunities Fund’s and 1.25% of the Avatar Tactical Multi-Asset Income Fund’s average daily net assets. The unitary management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board of Trustees, shareholders of the Funds or the Advisor may terminate the Advisory Agreement upon sixty (60) day notice. Out of the unitary management fee, the Advisor pays substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds business. The Advisor’s unitary management fee is designed to pay substantially all the Funds expenses and to compensate the Advisor for providing services for the Funds. For the period ended December 31, 2013 the trustees received fees in the amount of $7,159, $7,159, $7,159, $7,159 for the Avatar Absolute Return Fund, Avatar Capital, Preservation Fund, Avatar Global Opportunities Fund, and Avatar Tactical Multi-Asset Income Fund, respectively.

The Board, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class N shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. Under the Plan, the Funds may pay 0.25% per year of the average daily net assets of the Class N shares for such distribution and shareholder service activities.  For the period ended December 31, 2013, each Fund incurred distribution fees of $9 related to its Class N shares.

Pursuant to the terms of an administrative servicing agreement with GFS, Gemini receives a monthly fee for all operating expenses of the Fund, which is calculated on its average daily net assets. Operating expenses include but are not limited to the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distributions fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The approved entities may be affiliates of GFS.  GFS provides a Principal Financial Officer to the Fund.

27

AVATAR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

4.	Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the period ended December 31, 2013 were as follows:

Fund	Purchases	Sales
Avatar Absolute Return Fund	$12,515,892	$8,995,323
Avatar Capital Preservation Fund	7,989,956	6,591,478
Avatar Global Opportunities Fund	8,302,324	8,143,715
Avatar Tactical Multi-Asset Income Fund	5,197,649	4,342,779

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the period ended December 31, 2013 were as follows:

	For the period ended December 31, 2013
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Avatar Absolute Return Fund	$16,989	$—	$16,989
Avatar Capital Preservation Fund	20,862	—	20,862
Avatar Global Opportunities Fund	68,954	—	68,954
Avatar Tactical Multi-Asset Income Fund	13,790	—	13,790

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Avatar Absolute Return Fund	$—	$—	$(91,029)	$(13,535)	$58,960	$(45,604)
Avatar Capital Preservation Fund	$166	$—	$(71,499)	$—	$31,689	$(39,644)
Avatar Global Opportunities Fund	$20,341	$488	$—	$—	$13,799	$34,628
Avatar Tactical Multi-Asset Income Fund	$—	$—	$(100,173)	$(3,281)	$9,717	$(93,737)

The difference between book basis and tax basis unrealized appreciation, and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of short-term capital gains.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following funds incurred and elected to defer such late year capital losses as follows:

Post October
Fund	Losses
Avatar Absolute Return Fund	$13,535
Avatar Tactical Multi-Asset Income Fund	3,281
28

AVATAR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

At December 31, 2013, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Avatar Absolute Return Fund	$91,029	$—	$91,029
Avatar Capital Preservation Fund	71,499	—	71,499
Avatar Tactical Multi-Asset Income Fund	100,173	—	100,173

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, adjustments related to offering costs, and adjustments related to grantor trusts and distributions of return of capital by underlying investments, resulted in reclassification for the period ended December 31, 2013 as follows:

	Paid	Undistributed	Accumulated
	In	Accumulated Net	Net Realized
Fund	Capital	Investment Income	Gain (Loss)
Avatar Absolute Return Fund	$(627)	$627	$—
Avatar Capital Preservation Fund	(2)	2	—
Avatar Global Opportunities Fund	(2)	243	241
Avatar Tactical Multi-Asset Income Fund	(402)	(1,296)	(1,698)

6.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Avatar Tactical Multi-Asset Income Fund currently invests a portion of its assets in the Fidelity Institutional Money Market Funds - Money Market Portfolio (the “Portfolio”). The Avatar Tactical Multi-Asset Income Fund may redeem its investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Avatar Tactical Multi-Asset Income Fund and its shareholders to do so.

The performance of the Avatar Tactical Multi-Asset Income Fund may be directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, can be found at Fidelity’s website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Avatar Tactical Multi-Asset Income Fund’s financial statements. As of December 31, 2013 the percentage of the Avatar Tactical Multi-Asset Income Fund’s net assets invested in the Portfolio was 26.3%.

The Avatar Absolute Return Fund currently invests a portion of its assets in the iShares 3-7 Year Treasury Bond ETF (the “ETF”). The Avatar Absolute Return Fund may redeem its investment from the ETF at any time if the Advisor determines that it is in the best interest of the Avatar Absolute Return Fund and its shareholders to do so.

The performance of the Avatar Absolute Return Fund may be directly affected by the performance of the ETF. The financial statements of the ETF, including the portfolio of investments, can be found at iShares’ website www.ishares.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Avatar Absolute Return Fund’s financial statements. As of December 31, 2013 the percentage of the Avatar Absolute Return Fund’s net assets invested in the ETF was 26.6%.

29

AVATAR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As Of December 31, 2013, the shareholders listed below held more than 25% of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
FOLIOFN Investments, Inc.	Avatar Absolute Return Fund	99.86%
FOLIOFN Investments, Inc.	Avatar Capital Preservation Fund	99.66%
FOLIOFN Investments, Inc.	Avatar Global Opportunities Fund	97.11%
FOLIOFN Investments, Inc.	Avatar Tactical Multi-Asset Income Fund	99.58%

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there were no events or transactions requiring adjustment or disclosure in the financial statements, except as disclosed below.

On February 26, 2014 the Advisor sent notification of their intention to resign as Advisor to Avatar Absolute Return Fund, Avatar Capital Preservation Fund, Avatar Global Opportunities Fund, and Avatar Tactical Multi-Asset Income Fund. The Board of Trustees is in the process of approving the plan of termination of the Funds and intends to liquidate the Funds effective March 28, 2014. Substantially all of the Funds’ assets and liabilities are considered financial instruments and are recorded at fair value or at carrying amounts that approximate fair value because of the short maturity of the instruments.  Therefore, no adjustment is necessary to reflect the estimate amount of cash or other consideration the Funds expect to collect or pay to carry out its plan for liquidation.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Avatar Absolute Return Fund, Avatar Capital Preservation Fund, Avatar Global Opportunities Fund, and Avatar Tactical Multi-Asset Income Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Avatar Absolute Return Fund, Avatar Capital Preservation Fund, Avatar Global Opportunities Fund, and Avatar Tactical Multi-Asset Income Fund (collectively, the Funds), each a separate series of Northern Lights Fund Trust III, as of December 31, 2013, and the related statements of operations, changes in net assets, and the financial highlights for the period from March 1, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Avatar Absolute Return Fund, Avatar Capital Preservation Fund, Avatar Global Opportunities Fund, and Avatar Tactical Multi-Asset Income Fund as of December 31, 2013, and the results of their operations, the changes in their net assets, and their financial highlights for the period from March 1, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8 to the financial statements, the advisor to the Funds has resigned effective February 26, 2014. The Board of Trustees is in the process of approving the plan of termination of the Funds, and intends to liquidate the Funds effective March 28, 2014.

/s/ McGladrey LLP

Denver, Colorado

February 28, 2014

31

AVATAR FUNDS

EXPENSE EXAMPLES

December 31, 2013 (Unaudited)

Example

As a shareholder of a Fund you will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table on the next page are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period*	Ending Account Value 12/31/13	Expenses Paid During Period*

Avatar Absolute Return Fund – Cl. N	1.60%	$1,000.00	$1025.60	$8.17	$1,017.14	$8.13
Avatar Absolute Return Fund – Cl. I	1.35%	$1,000.00	$1025.80	$6.89	$1,018.40	$6.87
Avatar Capital Preservation Fund – Cl. N	1.40%	$1,000.00	$1042.10	$7.21	$1,018.15	$7.12
Avatar Capital Preservation Fund – Cl. I	1.15%	$1,000.00	$1044.40	$5.93	$1,019.41	$5.85
Avatar Global Opportunities Fund – Cl. N	1.70%	$1,000.00	$1131.60	$9.13	$1,016.64	$8.64
Avatar Global Opportunities Fund – Cl. I	1.45%	$1,000.00	$1134.00	$7.80	$1,017.90	$7.38
Avatar Tactical Multi-Asset Income Fund – Cl. N	1.50%	$1,000.00	$1029.30	$7.67	$1,017.64	$7.63
Avatar Tactical Multi-Asset Income Fund – Cl. I	1.25%	$1,000.00	$1029.60	$6.39	$1,018.90	$6.36

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
32

Avatar Funds

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year if Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Vincentini 1940	Trustee, Chairman	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	27	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).
Mark H. Taylor*** 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	132	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	27	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)

12/31/13-NLFT III-V2

33

Avatar Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, since 2008); Legal Consultant, Jensen Consulting (2004-2008).	27	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007); Lifetime Achievement Fund, Inc. (since February 2012).
John V. Palancia 1954	Trustee	Since February 2012, Indefinite	Retired (since 2011); Formerly, Director of Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	132	Alternative Strategies Fund (since June 2012); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Northern Lights Fund Trust (December 2011); Northern Lights Variable Trust (December 2011)

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, and Northern Lights Variable Trust.

***	Mark H. Taylor also serves as an independent trustee of Northern Lights Fund Trust (“NL Trust”) and Northern Lights Variable Trust, each separate trust in the Fund Complex. On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee. To settle the SEC’s charges, GFS and NLCS each agreed to pay penalties of $50,000, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order. The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions. There were no allegations that shareholders suffered any monetary harm. The SEC charges were not against the Adviser or the Funds.

12/31/13-NLFT III-V2

34

Avatar Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2013

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006-2008); and President and Manager, GemCom LLC (2004-2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Staff Attorney, Gemini Fund Services, LLC (March, 2013 to present), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Suite 2, Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-815-4030.

12/31/13-NLFT III-V2

35

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2012

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes - to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes - information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes - information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230
36

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡     open an account or give us contact information

¡     provide account information or give us your income information

¡     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡     sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡     affiliates from using your information to market to you

¡     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t market to its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.
37

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-944-4367 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-944-4367.

INVESTMENT ADVISOR

Avatar Investment Management

575 Lexington Ave, 8th Floor

New York, NY 10022

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Mark H. Taylor is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Taylor is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $13,000

(b)

Audit-Related Fees

2013 – None

(c)

Tax Fees

2013 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/13/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/13/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

3/13/14